UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026

Lexeo Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41855	85-4012572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue South, Floor 6
New York, New York		10010
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 547-9879

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LXEO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

The corporate presentation to be used in connection with the webcast described in Item 8.01 below is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On June 15, 2026, Lexeo Therapeutics, Inc. (the "Company") issued a press release announcing the regulatory updates to LX2006 for the treatment of Friedreich ataxia (FA) cardiomyopathy including the pivotal study design to support accelerated approval. As part of the press release, the Company announced that it would be hosting a conference call and webcast at 8:00 a.m. ET on June 15, 2026 to discuss regulatory updates on LX2006 for the treatment of FA cardiomyopathy. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Also on June 15, 2026, the Company posted on its website an updated corporate presentation (the “Corporate Presentation”). The Corporate Presentation will be used from time to time in meetings with investors and analysts. A copy of the Corporate Presentation is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

This report contains certain forward-looking statements regarding the business of the Company that are not a description of historical facts within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding the Company’s expected plans with respect to clinical trials of the Company’s gene therapy candidates and the timing for announcement of data from such trials. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, expectations regarding the initiation, progress, and expected results of the Company’s preclinical studies, clinical trials and research and development programs, the unpredictable relationship between preclinical study results and clinical study results, delays in submission of regulatory filings or failure to receive regulatory approval, and liquidity and capital resources. Additional risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements are included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, filed with the U.S. Securities and Exchange Commission (SEC) on May 11, 2026, and subsequent future filings the Company may make with the SEC from time to time that are available at www.sec.gov.

You are cautioned not to place undue reliance on forward-looking statements which are current only as of the date hereof. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release issued by the Company on June 15, 2026
99.2	Corporate Presentation (LX2006), dated June 15, 2026, furnished herewith
99.3	Corporate Presentation, dated June 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexeo Therapeutics, Inc.

Date:	June 15, 2026	By:	/s/ R. Nolan Townsend
R. Nolan Townsend, Chief Executive Officer